Corporate Presentation August 2023

Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the continued commercial success of our Sunosi® and Auvelity® products and the success of our efforts to obtain any additional indication(s) with respect to solriamfetol and/or AXS-05; the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected revenues or expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials, and the number or type of studies or nature of results necessary to support the filing of a new drug application (“NDA”) for any of our current product candidates; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates; whether issues identified by FDA in the complete response letter may impact the potential approvability of the Company’s NDA for AXS-07 for the acute treatment of migraine in adults with or without aura, pursuant to our special protocol assessment for the MOMENTUM clinical trial; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company’s license agreements; the acceptance by the market of the Company’s products and product candidates, if approved; the Company’s anticipated capital requirements, including the amount of capital required for the continued commercialization of Sunosi and Auvelity and for the Company’s commercial launch of its other product candidates, and the potential impact on the Company’s anticipated cash runway; unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.. This presentation contains statements regarding the Company’s observations based upon the reported clinical data. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. Axsome, Auvelity, Sunosi, and MoSEIC, are trademarks or registered trademarks of Axsome Therapeutics, Inc. or its affiliates. Except as with respect to Auvelity and Sunosi for their approved indications, the development products referenced herein have not been approved by the FDA. Forward Looking Statements & Safe Harbor

Rapidly Growing, CNS-Focused Biopharma 2 Marketed Products 8 New Target Indications 5 Late-stage Product Candidates 162 Potential Patients Targeted Million

Leading CNS Portfolio

Product	MOA	Phase 1	Phase 2	Phase 3	NDA	Marketed
Auvelity® (dextromethorphan HBr and bupropion HCl) extended-release tablets 45mg/105mg	NMDA receptor antagonist and sigma-1 receptor agonist, aminoketone CYP2D6 inhibitor	Major Depressive Disorder (MDD)				
SUNOSI (solriamfetol) CIV 75, 150 mg tablets	Dual-acting dopamine and norepinephrine reuptake inhibitor (DNRI) and TAAR1 agonist	Excessive Daytime Sleepiness (EDS) Associated with Narcolepsy or Obstructive Sleep Apnea (OSA)				
AXS-05	NMDA receptor antagonist and sigma-1 receptor agonist, aminoketone CYP2D6 inhibitor	Alzheimer's Disease Agitation (ADA)		FDA Breakthrough Therapy Designation		
		Smoking Cessation				
AXS-07	MoSEIC™ COX-2 pref. inhibitor + 5-$HT_{1B/1D}$ agonist	Migraine				
AXS-12	Highly selective NE reuptake inhibitor	Narcolepsy		FDA Orphan Drug Designation		
AXS-14	Enantiomerically purified highly selective NE reuptake inhibitor	Fibromyalgia				
solriamfetol	Dual-acting dopamine and norepinephrine reuptake inhibitor (DNRI) and TAAR1 agonist	Attention Deficit Hyperactivity Disorder (ADHD)				
		Binge Eating Disorder (BED)				
		Shift Work Disorder (SWD)				

AXS-05, AXS-07, AXS-12, AXS-14, and solriamfetol for ADHD are not approved by the FDA, and their safety and effectiveness have not been established

Abbreviations:

CNS = Central Nervous System; MOA = Mechanism of Action; NMDA = N-Methyl-D-aspartate; COX-2 = Cyclooxygenase-2; 5-HT = 5-Hydroxytryptamine; NE = Norepinephrine.
CYP2D6 = Cytochrome P450 Family 2 Subfamily D Member 6; MoSEIC = Molecular Solubility Enhanced Inclusion Complex

Please see full Prescribing Information for Auvelity at www.Auvelity.com. Please see full Prescribing Information for Sunosi at www.Sunosi.com.

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Marketed and Late-stage CNS Portfolio with Potential to Impact the Lives of >162M U.S. Patients 17 M 34 M 185 K 4 M 37 M 5 M ADHD Migraine 22 M 21 M Fibromyalgia Narcolepsy OSA MDD Smoking Cessation AD Agitation Abbreviations: MDD = Major Depressive Disorder; OSA = Obstructive Sleep Apnea; AD = Alzheimer’s Disease; ADHD = Attention Deficit Hyperactivity Disorder; BED = binge eating disorder; SWSD = shift work disorder 7 M BED 15 M SWD

Potentially Marketed Indications by 2025 AXS-14 Fibromyalgia AXS-07 Migraine AXS-05 AD agitation AXS-12 Narcolepsy Major depressive disorder Excessive daytime sleepiness associated with narcolepsy or obstructive sleep apnea

Marketed Products

Treating adult patients living with major depressive disorder

Auvelity®
(dextromethorphan HBr and bupropion HCl) extended-release tablets 45mg/105mg

First and only oral rapid acting NMDA receptor antagonist for MDD[1-2]

New approach to treat MDD that is different from other oral antidepressants approved in more than 60 years[1-3]

Rapid symptom improvement starting at Week 1, sustained at Week 6 vs placebo[1]

Rapid remission as early as Week 2, sustained and increased vs control through Week 6[4]


Auvelity
(dextromethorphan HBr and bupropion HCl) extended-release tablets
45 mg/105 mg
30 Tablets For oral use


Weekly TRx Launch to Date
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23

Source: Symphony METYS

Abbreviations: TRx = total prescriptions; NMDA = N-Methyl-D-aspartate; MDD = major depressive disorder

1. Auvelity [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY 2. FDA Depression Medicines. https://www.fda.gov/media/132665/download. Accessed March 21, 2022. 3. Thomas D, and Wessel C. The state of innovation in highly prevalent chronic diseases volume I: Depression therapeutics. December 2017. https://www.bio.org/sites/default/files/legacy/bioorg/docs/BIO_HPCD_Series-Depression_2018-01-03.pdf. Accessed March 21, 2022. 4. Iosifescu DV et al. J Clin Psychiatry. 2022;83(4):21m1434

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Improving wakefulness in adult patients with EDS associated with narcolepsy or OSA

SUNOSI™ (solriamfetol) CIV

First and only DNRI indicated for EDS associated with narcolepsy or OSA[1]

First and only wakefulness promoting agent proven to improve wakefulness through 9 hours[1]

90% of patients reported feeling better with Sunosi 150 mg[2]



SUNOSI
(solriamfetol) tablets
75 mg
Dispense with Medication Guide
Rx Only
SUNOSI
(solriamfetol) tablets
150 mg
Dispense with Medication Guide
Rx Only



Quarterly nTRx Launch to Date
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Q3-2019
Q4-2019
Q1-2020
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021
Q3-2021
Q4-2021
Q1-2022
Q2-2022
Q3-2022
Q4-2022
Q1-2023
Q2-2023

Source: Symphony METYS. nTRx normalizes number of pills in each Trx for 30-day period.

Abbreviations: nTRx = normalized total prescriptions; EDS = excessive daytime sleepiness; OSA = obstructive sleep apnea; DNRI = dopamine-norepinephrine reuptake inhibitor

1. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY: 2. Schweitzer PK et al. Am J Resp Crit Care Med. 2019;199(11):1421-1431.

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Development Pipeline

Alzheimer's Disease Agitation: High Unmet Medical Need, Novel Approach

AXS-05

- Agitation is seen in up to 70% of Alzheimer's disease patients[1,2]



14 million
by 2060[3]
6 million
patients with AD
in 2020[1]
>70%
Suffer from agitation

- Associated with accelerated cognitive decline, earlier nursing home placement, increased mortality risk[4,5]
- High unmet medical need for safe and effective options
- AXS-05 pharmacology relevant to implicated disease pathways

Brain regions implicated in AD agitation[6]



Aβ generation
Oxidation
Glutamateric Excitotoxicity
Aβ aggregation
Inflammation
Tau hyperphosphorylation
Plaques with microglial activation
Neurofibrillary tangles
Neuronal cell death
Neurotransmitter deficits
Cognitive and Behavioral Abnormalities

● **AXS-05 pharmacological actions[7,8]**

1. Alzheimer's Association. Alzheimer's Dement. 2020;16(3):391+. 2. Tractenberg R, et al. J Neuropsychiatry Clin Neurosci. 2002;14:11-18. 3. Alzheimers Dement. 2021 Mar;17(3):327-406. 4. Porsteinsson AP, et al. Expert Opin Pharmacother. 2017; 18:6, 611-620. 5. Lee D et al Expert Opin. On Pharm. 2023, https://doi.org/10.1080/14656566.2023.2195539 6. Rosenberg PB, et al. *Mol Aspects Med*. 2015;0: 25–37. 7. Stahl SM. *CNS Spectr*. 2019;24:461-466. 8. Cheng W, et al. Mol Med Rep. 2015 Feb;11(2):1132-8

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Alzheimer’s Disease Agitation: Clinical Results and Program Status Primary endpoints met in two controlled trials: ADVANCE-1 Phase 2/3, parallel group trial ACCORD Phase 3, randomized withdrawal trial ADVANCE-2 Phase 3 trial ongoing, with expected completion by 1H 2024 FDA Breakthrough Therapy Designation received ADVANCE-1 Study: Change in CMAI Total Score AXS-05 Abbreviations: CMAI = Cohen Mansfield Agitation Inventory

Alzheimer’s Disease Agitation: ADVANCE-2 Phase 3 Trial Primary Endpoint: Efficacy of AXS-05 compared to placebo on the change from baseline in CMAI total score Key Inclusion Criteria: Male or female 65-90 years old Diagnosis of probable AD and of clinically significant agitation resulting from probable AD Target Enrollment: 350 Topline Data: 1H 2024 AXS-05 twice daily AXS-05 (dextromethorphan-bupropion) Placebo A Phase 3 trial to assess efficacy and safety of AXS-05 as compared to placebo in the treatment of Alzheimer’s disease agitation. Double-blind Phase (5 Weeks) Screening (4 weeks) 1:1 Randomization Follow up (1 Weeks) Baseline AXS-05

Smoking is single largest cause of preventable death in the U.S.1 70% of smokers want to quit2 Only 3-5% who attempt to quit without assistance are successful for 6-12 months2 Smoking Cessation Abbreviations: NMDA = N-methyl D-aspartate U.S. Department of Health and Human Services. The Health Consequences of Smoking: 50 Years of Progress. A Report of the Surgeon General. 2014. Hughes JR, et al. Addiction. 2004;99(1):29-38 AXS-05 represents a potentially new mechanism of action for smoking cessation Positive FDA Pre-IND meeting guidance received from the FDA – can proceed to pivotal Phase 2/3 trial Planned trial initiation in 4Q 2023 or 1Q 2024 Fast Facts AXS-05 Key Updates AXS-05

Migraine:
Significant Need for More Efficacious Treatments

AXS-07

- Unmet need for improved efficacy in migraine: disability on par with dementia, quadriplegia, active psychosis[1,2]:

>37 million in the U.S. suffer from migraine

>70% not fully satisfied with current treatment

~80% would try a new therapy

- **$78 billion** direct and indirect costs in the U.S. each year[3]
- Mechanisms of AXS-07 address multiple disordered physiological processes observed during migraine attacks



CGRP MEDIATED[4]
Pain Transmission & Perception
NEUROINFLAMMATION[5]
Trigeminal ganglion
Trigeminal nucleus caudalis
CENTRAL SENSITIZATION (ALLODYNIA)[6]

1. Menken et al. *Arch Neurol*. 2000;57:418-420. 2. Shapiro and Goadsby. *Cephalalgia*. 2007;27:991-4.
3. Gooch CL, Pracht E, Borenstein AR. The burden of neurological disease in the United States: A summary report and call to action. Ann Neurol. 2017 Apr; 81(4):479-484.
4. Geppetti et al. J Headache Pain. 2012; 13:103–111. 5. Changes measured in migraine patients. COX-2 data from Li et al. Med Sci Monit. 2017 Jan 3;23:24-28.
PGE2 data from Sarchielli et al. Cephalalgia. 2000 Dec;20(10):907-18. 6. Change measured in migraine patient. Data from Burstein et al. Brain. 2000;123 (Pt 8):1703-9.

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Migraine: Clinical Results and Program Status P<0.001 P<0.001 P<0.001 P<0.001 P<0.001 Rapid and sustained efficacy as compared to placebo and active comparator rizatriptan, in three positive Phase 3 trials: MOMENTUM trial, in patients with history of inadequate response, vs. placebo and rizatriptan INTERCEPT trial, in early treatment, vs. placebo MOVEMENT trial, long-term open-label treatment, up to 12 months Class 2 NDA resubmission anticipated in the first half of 2024 AXS-07 INTERCEPT Study: Headache Pain Freedom

Narcolepsy is a debilitating disorder characterized by excessive daytime sleepiness and cataplexy, with limited treatment options Loss of excitatory hypocretin/orexin neurons in the brain lead to dysregulation of norepinephrine resulting1: Loss of muscle tone while awake (cataplexy) Decreased wakefulness during the day (EDS) AXS-12 (reboxetine) improves regulation of norepinephrine signaling in narcolepsy Narcolepsy 1. Szabo ST, et al. Sleep Medicine Reviews 43 (2019) 23-36 185,000 patients in the U.S. 70% suffer from cataplexy AXS-12

Positive Phase 2 results with AXS-12 Significant reduction in cataplexy attacks Significant improvement in excessive daytime sleepiness Significant improvement in cognitive function SYMPHONY Phase 3 trial ongoing, with expected completion in 4Q 2023 Narcolepsy: Clinical Results and Program Status CONCERT Study: Change in Weekly Cataplexy Attacks AXS-12

Primary Endpoint: Change in the frequency of cataplexy attacks Key Inclusion Criteria: Male or female 15-75 years old Primary diagnosis of narcolepsy with cataplexy Trial Completion: expected in 4Q 2023 A Phase 3 trial to assess efficacy and safety of AXS-12 as compared to placebo in the treatment of cataplexy in narcolepsy. Double-blind Phase (5 weeks) Screening 1:1 randomization AXS-12 (reboxetine) Placebo AXS-12 Narcolepsy: SYMPHONY Phase 3 Trial

Fibromyalgia

AXS-14

- Debilitating, chronic, CNS disorder characterized by widespread pain, fatigue, disturbed sleep, depression, and cognitive impairment; ~90% affected are women

5 million
patients in the U.S.[1]

90% are women

- Limited treatment options with only 3 approved agents: variable efficacy, and do not address all symptoms
- AXS-14 (esreboxetine) increases descending norepinephrine inhibition of pain signaling

Pathways influencing pain sensitivity in fibromyalgia[2]


PAIN
CNS
Sensitization of the nociceptive fibers cause pain perception from non-painful sensory stimuli
Descending fibers inhibition
Ascending fibers
Dorsal horn of the spinal cord
Dorsal ganglia of the spinal roots
Spina cord
Peripheral nociceptors
Peripheral nerve
Fibromyalgia Tender points
Mediated by norepinephrine signaling

1. Decision Resources Group 2019 2. Adapted from Siracusa, R., et al. Fibromyalgia: Pathogenesis, Mechanisms, Diagnosis and Treatment Options Update. Int. J. Mol. Sci. 2021, 22, 3891.

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Positive Phase 3 and Phase 2 efficacy results with AXS-14 in fibromyalgia: Significant reduction in pain and improvement in function NDA submission planned for fourth quarter of 2023 or first quarter 2024 Fibromyalgia: Clinical Data and Program Status AXS-14 Phase 3 Efficacy Data

Solriamfetol a potentially differentiated option for the treatment of CNS disorders

Attention Deficit Hyperactivity Disorder

solriamfetol

- ADHD is a serious disorder characterized by inattention, hyperactivity or impulsivity



11.4 million
adults[1]
6 million
youth[2]

17.4 million
in the U.S. with ADHD

- Associated with significant impairment in social, academic, and occupational functioning or development
- Solriamfetol targets neurotransmitter pathways in the brain implicated in ADHD[3]

Neurotransmitter Pathways Implicated in ADHD[1]



Nigrostriatal
Mesocortical
Locus coeruleus
Mesolimbic
Substantia nigra tegmentum
Noradrenergic
Dopaminergic

1. Kessler RC, et al. The prevalence and correlates of adult ADHD in the United States: results from the National Comorbidity Survey Replication. Am J Psychiatry. 2006 Apr;163(4):716-23. 2. Bitsko RH, et al. Mental health surveillance among children—United States, 2013–2019. MMWR Suppl. 2022;71(2):1-48. 3. Faraone, S. V. et al. *Attention-deficit/hyperactivity disorder. Nat. Rev. Dis. Primers.* 2015

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Attention Deficit Hyperactivity Disorder: FOCUS Phase 3 Trial Primary Endpoint: Change in the Adult ADHD Investigator Symptom Report Scale (AISRS) Key Inclusion Criteria: Adults, aged 18 to 55 inclusive. Primary diagnosis of ADHD (inattentive, hyperactive, or combined subtype) using DSM-5 criteria and confirmed via the clinician administered ACDS Target Enrollment: 450 Topline Data: 2H 2024 AXS-05 twice daily Solriamfetol (150 mg) Placebo Double-blind Phase (6 Weeks) Screening (5 weeks) 1:1:1 Randomization Follow up (1 Weeks) Baseline A Phase 3 trial to assess efficacy and safety of solriamfetol as compared to placebo in the treatment of ADHD. Solriamfetol (300 mg) solriamfetol

CNS portfolio with potential to generate total U.S. peak sales of up to $11.5B

Program		Launch Year	Est. Peak U.S. Sales	Key Highlights
Auvelity® (dextromethorphan HBr and bupropion HCl) extended-release tablets 45mg/105mg	MDD	2022	$1- $3B	• Rapid and substantial efficacy, as early as week 1[1] • First oral antidepressant with a new MOA in 60 years[1-4]
Sunosi (solriamfetol) CIV 75, 150 mg tablets	EDS associated with OSA and narcolepsy	2022	$300 - $500M	• First and only wakefulness promoting agent to improve wakefulness through 9 hours[5] • First FDA approved dual-acting DNRI to treat EDS in OSA or narcolepsy
AXS-05	Alzheimer's Disease Agitation	2025 est.	$1.5 - $3B	• Rapid and substantial effect, as early as Week 2, with no associated cognitive impairment or sedation
AXS-05	Smoking Cessation	TBD	$0.5 - $1B	• Represents a potentially new mechanism of action for smoking cessation • Planned Phase 2/3 trial initiation in 4Q 2023 or 1Q 2024
AXS-07	Migraine	2024 est.	$0.5 - $1B	• Rapid and consistent relief with reduced symptom recurrence
AXS-12	Narcolepsy	2025 est.	$0.5 - $1B	• Improved cataplexy, EDS, and cognitive function
AXS-14	Fibromylagia	2025 est.	$0.5 - $1B	• Reduced pain with improved function with effect on fatigue
Solriamfetol	ADHD	TBD	$1B	• Phase 3 trial ongoing; topline data expected in 2H 2024

Auvelity and Sunosi refs are on Slides 8 and 9, respectively. Please see full Prescribing Information for Auvelity at www.Auvelity.com. Please see full Prescribing Information for Sunosi at www.Sunosi.com.

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Strong Intellectual Property and Barriers to Entry >120 Issued U.S. Patents and >70 Issued O-U.S. Patents Claims extending to at least 2034-43; Multiple pending Proprietary drug product formulation >85 Issued U.S. Patents and >103 Issued O-U.S. Patents Claims extending to at least 2038; Multiple pending Proprietary MoSEICTM formulation and drug product formulation Orphan Drug Designation 6 issued patents; Claims extending to at least 2040; Multiple pending Proprietary drug substance and drug product formulation Pending U.S. patents Proprietary drug substance and drug product formulation Protected by a robust patent estate extending out to at least 2043; Multiple pending Proprietary drug product formulation Protected by a robust patent estate extending out to at least 2040 / allowed claims out to 2042; Multiple pending Proprietary drug substance and drug product formulation AXS-05 AXS-07 AXS-12 AXS-14

Financial Snapshot Cash Balance: (as of June 30, 2023) Debt (Face Value): (as of June 30, 2023) Market Cap: (as of August 4, 2023) Shares Outstanding: (as of June 30, 2023) Options, RSUs, and Warrants Outstanding1: 1 Consists of 7.93 M options, 0.78 M RSUs, and 0.080 M warrants $ 437.1 M $ 180 M $ 3.4 B 8.8 M 46.7 M Runway to reach cash flow positivity, based on the current operating plan Pro forma cash balance - $468.8 M

Leadership Team Roger Jeffs, PhD CEO Liquidia Corporation Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Mark Saad Former CFO Bird Rock Bio, Inc. Former COO of the Global Healthcare Group at UBS Mark Coleman, MD Director of Clinical Services National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Herriot Tabuteau, MD Chairman Herriot Tabuteau, MD Founder & CEO Nick Pizzie, CPA, MBA Chief Financial Officer Mark Jacobson, MA Chief Operating Officer Hunter Murdock, JD General Counsel Lori Englebert, MBA EVP, Commercial & Business Dev. Management Board of Directors

Anticipated Upcoming Clinical and Regulatory Milestones Regulatory and Commercial Clinical Trial Readouts Clinical Trial Initiations AXS-05 Phase 2/3 trial in smoking cessation, initiation – 4Q 2023 or 1Q 2024 AXS-12 SYMPHONY Phase 3 trial in narcolepsy, completion – 4Q 2023 AXS-05 ADVANCE-2 Phase 3 trial in Alzheimer’s disease agitation, completion – 1H 2024 AXS-07 Migraine NDA, planned resubmission – 1H 2024 AXS-14 Fibromyalgia NDA, planned submission – 4Q 2023 or 1Q 2024 solriamfetol FOCUS Phase 3 trial in adult ADHD, completion – 2H 2024 solriamfetol Phase 3 trial in binge eating disorder – 4Q 2023 solriamfetol Phase 3 trial in shift work disorder – 1Q 2024

Rapidly Growing, CNS-Focused Biopharma 2 Marketed Products 8 New Target Indications 5 Late-stage Product Candidates 162 Potential Patients Targeted Million

for more information, please contact: mark jacobson chief operating officer 212-332-3243 mjacobson@axsome.com www.axsome.com thank you